UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FRONTIER GROUP HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V64471-P27839 *Please check the meeting materials for any special requirements for meeting attendance. FRONTIER GROUP HOLDINGS, INC. 4545 AIRPORT WAY DENVER, CO 80239 FRONTIER GROUP HOLDINGS, INC. 2025 Annual Meeting Vote by May 14, 2025 11:59 p.m. EDT You invested in FRONTIER GROUP HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 15, 2025. Get informed before you vote Stockholders who wish to view the Notice, Proxy Statement, and Annual Report on Form 10-K of Frontier Group Holdings, Inc. on the Internet can view the 2025 Annual Meeting materials online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 15, 2025 9:30 a.m. MDT Virtually at: www.virtualshareholdermeeting.com/ULCC2025

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V64472-P27839 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect four Class I Directors to serve until the 2028 annual meeting of stockholders, and until their respective successors are duly elected and qualified; Nominees: 1a. William A. Franke For 1b. Josh T. Connor For 1c. Patricia Salas Pineda For 1d. Nancy L. Lipson For 2. To approve the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to provide for exculpation of officers and to make certain other administrative, clarifying and conforming changes, including to reflect the Company’s loss of controlled company status in 2024; For 3. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025; and For 4. To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. For NOTE: The named proxies are authorized to transact such other business as may properly come before the meeting or any adjournment, continuation or postponement thereof.